THIRD AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING
CREDIT AGREEMENT (this "Amendment Agreement") is made and entered into as of this 14th day of February, 1997, by and among BALDWIN AMERICAS CORPORATION, a Delaware corporation ("BAM"), BALDWIN TECHNOLOGY LIMITED, a Bermuda corporation ("BTL"), BALDWIN TECHNOLOGY COMPANY, INC., a Delaware corporation ("Baldwin"), NATIONSBANK, N.A., a national banking association (formerly known as Nations Bank of North Carolina, National Association), as Agent (the "Agent") for the lenders (the "Lenders") party to the Credit Agreement (defined below), NATIONS BANK, N.A., as Lender ("NationsBank"), and BANK OF BOSTON CONNECTICUT, as Lender ("Bank of Boston").

W I T N E S S E T H:

     WHEREAS, BAM, BTL, Baldwin, the Lenders and the Agent have entered into thatcertain Amended and Restated Revolving Credit Agreement dated as of December
 31, 1995 (asamended, the "Credit Agreement"), pursuant to which the Lenders have agreed to make certaino BAM and BTL as Borrowers; and

     WHEREAS, the parties hereto desire further to amend the Credit Agreement in themanner herein set forth effective as of the date hereof;

     NOW, THEREFORE, the parties hereby agree as follows:

     1. Definitions. The term "Credit Agreement" or "Agreement" (as the case may be)as used herein and in the Loan Documents shall mean the Credit Agreement as hereby amended and modified, and as further amended, modified or supplemen ted from time to time as permitted thereby. Unless the context otherwise requires, all terms used herein without definition shall have the definitions provided therefor in the Credit Agreement.

     2. Amendments. Subject to the conditions hereof, the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

          (a) The definition of "Applicable Margin" is hereby deleted in its entirety and the following is inserted in replacement thereof:

                    "Applicable Margin" means (a) initially, 1.50% and (b) commencing on February 15, 1997, the margin set forth below opposite the applicable Consolidated Indebtedness for Money Borrowed/Cash Flow
               Ratio with respect to the LIBOR Loans:

          Consolidated Indebtedness for               Applicable
          Money Borrowed/Cash Flow Ratio                      Margin

               Less than 2.00 to 1.00                           1.00%

               Less than or equal to                                 1.25%
               2.50 to 1.00 and greater
               than or equal to 2.00
               to 1.00

               Less than or equal to                                 1.50%
               3.00 to 1.00 and greater
               than 2.50 to 1.00

               Less than or equal to                                 1.75%
               3.50 to 1.00 and greater
               than 3.00 to 1.00

               Greater than 3.50 to 1.00                             2.50%

provided, however, that the Applicable Margin shall be adjusted on each Rate Change Date from and after February 15, 1997, based upon the Consolidated Indebtedness for Money Borrowed/Cash Flow Ratio for the period comprised of the four consecutive Fiscal Quarters ended on the immediately preceding Calculation Date, to be the margin set out above opposite the applicable Consolidated Indebtedness for Money Borrowed/Cash Flow Ratio. Such change in the
Applicable Margin shall be applicable to all LIBOR Loans extended, renewed, continued or converted on or after such Rate Change Date. If Consolidated
Cash Flow shall be equal to or less than zero for any period of calculation of Consolidated Indebtedness for Money Borrowed/Cash Flow
Ratio, the Applicable Margin shall be the highest percentage set forth above for
such   period.

(b) The definition of "Consolidated Funded Debt" is hereby deleted in its entirety and the following is inserted in replacement thereof:

"Consolidated Funded Debt" means, for any period, the sum of (i) the aggregate total Funded Debt of Baldwin and its Subsidiaries on a consolidated basis on the last day of such period plus (ii) the current maturities of all Indebtedness under the Joint and Several Senior Notes issued pursuant to the Senior Note Agreement due during such period, all in accordance with GAAP;

(c) The definition of "Senior Note Agreement" is hereby amended by adding after the words "(as defined therein)" in the last line thereof the words, "as from time to time amended, modified or supplemented."

(d) The definition of "Senior Note Documents" is hereby amended by adding after the words "(as defined in the Senior Note Agreement)" in the last line thereof the words, "all as from time to time amended, modified or supplemented".

(e) Section 4.2 of the Credit Agreement is hereby amended by inserting a new paragraph at the end of such section which shall read as follows:

In addition to the foregoing conditions to Advances, the Lenders shall have no obligation to make any Advance after September 30, 1997 until such time as the Borrowers and Baldwin shall have complied with the requirements of
Section 7.1(a) and (c) with respect to the Fiscal Quarter ended September 30, 1997, notwithstanding the 45 day period provided in Section 7.1(a) for the delivery of the financial information and certifications provided therein.

(f) Section 8.1(a) of the Credit Agreement is hereby amended by (i) deleting the date "June 30, 1995" in the third line thereof and inserting in replacement thereof the date "January 1, 1997" and (ii) deleting the dollar figure "$80,000,000" in the third line thereof and inserting in replacement thereof the dollar figure "$45,000,000" .

(g) Section 8.1(b) of the Credit Agreement is hereby amended by deleting the figure "1.3" in the third line thereof and inserting in replacement thereof the figure "1.1".

(h) Section 8.1(c) of the Credit Agreement is hereby amended by (i) deleting the reference to "2.50 to 1.00" in the second tier of ratios therein and inserting in replacement thereof the ratio "2.25 to 1.00" and (ii) adding the following paragraph at the end thereof:

For the purposes of compliance with this Section 8.1(c) only (but not for the purposes of determining the Applicable Margin at any time), in calcu-ating the ratio of Consolidated Funded Debt to Consolidated Cash Flow for any four-quarter period which includes the Fiscal Quarter ended December 31, 1996, there shall be excluded therefrom the effect of the charge in the amount of $46,036,000 relating to the Misomex operations of Baldwin incurred in the Fiscal Quarter ended December 31, 1996.

(i) Section 8.1(d) of the Credit Agreement is hereby deleted and the following is inserted in replacement thereof:

(d) Fixed Charge Ratio. Permit the Consolidated Fixed Charge Ratio for the period indicated below to be less than the ratio set forth below opposite such period below:

                                   Required Consolidated
               Period                   Fixed Charge Ratio

          The period of four                          2.50 to 1.00
               consecutive Fiscal
               Quarters ended
               December 31, 1995

          The period of four                          2.25 to 1.00
               consecutive Fiscal
               Quarters ended
               March 31, 1996

          The period of four                          2.50 to 1.00
               consecutive Fiscal
               Quarters ended
               June 30, 1996

          Each period of four                         2.25 to 1.00
               consecutive Fiscal
               Quarters ended
               September 30, 1996 and
               December 31, 1996

          Each period of four                         2.25 to 1.00
               consecutive Fiscal
               Quarters ended
               March 31, 1997
               and June 30, 1997

          Each period of four                         3.50 to 1.00
               consecutive Fiscal
               Quarters ended
               September 30, 1997,
               December 31, 1997 and
               each March 31, June 30,
               September 30 and December 31
               thereafter

For the purposes of this Section 8.1(d) only, in calculating Consolidated Fixed Charge Ratio for any four-quarter period which includes the Fiscal Quarter ended December 31, 1996, there shall be excluded therefrom the effect of the charge in an amount not in excess of $46,036,000 relating to the Misomex operations of Baldwin incurred in the Fiscal Quarter ended December 31, 1996.

The foregoing notwithstanding, if at any time after December 31, 1996, any current maturities of Funded Debt related to the Senior Note Documents are prepaid, extended or altered in any respect such that they no longer qualify or are no longer categorized, as current maturities of Funded Debt, then the re quired minimum
  Consolidated Fixed Charge Ratio shall thereafter be 3.50 to 1.00, provided that if all current maturities with respect to the Senior Note Documents subsequently qualify, and are categorized, as current maturities of Funded Debt, then the required minimum Consolidated Fixed Charge Ratio shall revert to the levels set forth in the preceding columns.

(j) Section 8.2 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in replacement:

8.2. Restricted Payments. (a) Baldwin will not make, and the Borrowers will not permit Baldwin to make, any Restricted Payments, unless the aggregate of all such Restricted Payments made by Baldwin after January 1, 1997 does not exceed the sum of (x) $1,000,000; plus (y) the net cash proceeds received by Baldwin from the issuance of shares of Eligible Capital Stock; plus (z)(i) 50%
 of the Consolidated Net Income from January 1, 1997 through Baldwin's Fiscal Quarter most recently ended for which financial statements have been (or are required to have been) furnished to the Agent or any Lender in accordance with Section

7.1(a) or 7.1(b), as the case may be, taken as a single accounting period or,
 (ii) in the event Consolidated Net Income for such period shall be a negative number, 100% of such amount (expressed as a negative number); provided, further, however, that no Restricted Payment shall be permitted by Baldwin if an Event of Default or Default exists immediately before or immediately after such payment or would otherwise reasonably be anticipated to result therefrom.

(b) No Borrower will make, and neither Borrower nor Baldwin will permit any Baldwin Subsidiary or any Borrower Subsidiary to make, any Restricted Payments (other than dividends by any Baldwin Subsidiary or distributions on any other securities of any Baldwin Subsidiary held by either Borrower or Baldwin) if an Event of Default or Default exists immediately before or immediately after such payment or would otherwise reasonably be anticipated to result therefrom.

(c) In calculating compliance with paragraph (a) above, stock repurchases made by the Borrower during the period from October 1, 1996 through February 7, 1997 in an aggregate amount not in excess of $230,000 shall not be counted against the amount set forth in paragraph (a) above.

     (k) Section 11.2 of the Credit Agreement is hereby amended by deleting 11.2(d) in its entirety and inserting the following in replacement thereof:

          (d)  if to NationsBank or the Agent:

               NationsBank, National Association
               One Independence Center
               101 North Tryon Street
               Charlotte, North Carolina 28255-0001
               Attention:  Dana Weir
               Telephone:   704-388-3917
               Telecopy:    704-386-9923

               with a copy to:

               NationsBank, National Association
               Corporate Banking
               767 Fifth Avenue
               5th Floor
               New York, New York 10153-0083
               Attention: Thomas J. Kane
               Telephone:  212-407-5341
               Telefacsimile:  212-593-1083

(l) Exhibits D-1 and D-2 to the Credit Agreement is hereby amended by adding the following as an addressee on the first page thereof:

               NationsBank, National Association
               Corporate Banking
               767 Fifth Avenue
               5th Floor
               New York, New York 10153-0083
               Attention: Thomas J. Kane

(m) Exhibit J to the Credit Agreement is hereby deleted in its entirety and a new Exhibit J is added in replacement thereof in the form attached hereto as
Exhibit A.

3. Amendment Fee. The Borrowers shall on the date hereof pay to the Agent for the benefit of the Lenders an amendment fee in the amount of $25,000.

4. Guarantors. Each Guarantor has joined in the execution of this Amendment Agreement for the purpose of (i) agreeing to the amendments to the Credit Agreement and (ii) confirming its guarantee of payment of all the Obligations.

5. Representations and Warranties. Baldwin and each Borrower hereby certifies that:

(a)  The representations and warranties made by Baldwin or any Borrower in
Article VI of the Credit Agreement are true on and as of the date hereof, with the same effect as though such representations and warranties were made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.

(b) There has been no material change in the condition, financial or other-wise, of Baldwin, any Borrower or any of their respective Subsidiaries since the date of the most recent financial reports of Baldwin and the Borrowers received by each Lender under Section 7.1 of the Credit Agreement, other than changes in the ordinary course of business and the effect of the disposition of the Misomex operations, none of which has been a material adverse change;

(c) The business and properties of Baldwin, any Borrower or any of their respective Subsidiaries are not, and since the date of the most recent financial reports of Baldwin and the Borrowers received by each Lender under Section 7.1 of the Credit Agreement have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout combination of workmen, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

(d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, will constitute a Default or an Event of Default on the part of Baldwin or any Borrower under the Credit Agreement or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

6. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject
matter hereof     and supersedes any prior negotiations and agreements among the parties relative to such  subject matter.

7. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their  respective terms.

8. Counterparts. This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                              BALDWIN AMERICAS CORPORATION


                              By:________________________________

                              Name:______________________________

                              Title:______________________ _________


                              BALDWIN TECHNOLOGY LIMITED


                              By:________________________________

                              Name:______________________________

                              Title:_____________________________


                              BALDWIN TECHNOLOGY COMPANY, INC.


                              By:________________________________

                              Name:______________________________

                              Title:_____________________________


                              NATIONSBANK, N.A., as Agent for the Lenders


                              By:________________________________

                              Name:______________________________

                              Title:_______________________________

                              NATIONSBANK, N.A., as Lender


                              By:________________________________

                              Name:______________________________

                              Title:_______________________________


                              BANK OF BOSTON CONNECTICUT, as Lender


                              By:________________________________

                              Name:______________________________

                              Title:_______________________________


                              OTHER GUARANTORS


                              BALDWIN EUROPE CONSOLIDATED, INC.


                              By:________________________________

                              Name:______________________________

                              Title:_______________________________


                              BALDWIN ASIA PACIFIC CORPORATION


                              By:________________________________

                              Name:______________________________

                              Title:_____________________________

                              BALDWIN TECHNOLOGY CORPORATION


                              By:________________________________

                              Name:______________________________

                              Title:_______________________________


                              KANSA CORPORATION


                              By:________________________________

                              Name:______________________________

                              Title:_____________________________




                              BALDWIN GRAPHIC SYSTEMS, INC.


                              By:________________________________

                              Name:______________________________

                              Title:_______________________________



                              MISOMEX OF NORTH AMERICA, INC.


                              By:________________________________

                              Name:______________________________

                              Title:_____________________________

                              ENKEL CORPORATION


                              By:________________________________

                              Name:______________________________

                              Title:_______________________________

     Exhibit A
     to Third Amendment

     EXHIBIT J

1.   Determination of Applicable Margin

          (a)  Consolidated Indebtedness
               for Money Borrowed
                    (i)  Consolidated Funded Debt      $_____________
                    (ii) Current Debt for Loans        $_____________
                    (iii)     Current Portion of
                         Capital Leases                     $_____________
             (iv)   Total                    $_____________

          (b)  Consolidated Cash Flow                       $_____________
               (without exclusion of the charge
                attributable to Misomex)

          (c)  (a) divided by (b) 3D         _______ to 1.00

          (d)  Applicable Margin based on    _______%
               table in definition

2.   Determination of Applicable Unused Fee Rate

          (a)  Consolidated Indebtedness
               for Money Borrowed
   (i)  Consolidated Funded Debt      $_________________
(ii) Current Debt for Loans   $_________________
          (iii)     Current Portion of                      $_________________
                     Capital Leases
             (iv)   Total                    $______________

     (b)  Consolidated Cash Flow                       $_________________
   (without exclusion of the charge
              attributable to Misomex)

          (c)  (a) divided by (b) 3D         _______ to 1.00

          (d)  Applicable Unused Fee Rate
               based on table in definition  _______%